SECURITIES  AND  EXCHANGE  COMMISSION

                            WASHINGTON,  D.C.  20549
                                  ____________
                                    FORM  8-K


                                 CURRENT  REPORT
                  PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                       SECURITIES  EXCHANGE  ACT  OF  1934


Date  of  Report  (Date  of  earliest  event  reported)  September  2,  1998



                  Bank of America, National  Association (USA)
             (Exact name of registrant as specified in its charter)

                                on  behalf  of

                           BA Master Credit Card Trust

 United States                333-66193                 86-0645265
 -------------                ---------                 ----------
 (State or Other             (Commission File Number)   (IRS Employer
 Jurisdiction of                                        Identification
 Incorporation)                                         Number


        1825 East Buckeye Road
           Phoenix, Arizona                          85034
   ----------------------------------     ------------------------
        (Address of Principal                      (Zip Code)
          Executive Office)

Registrant's  telephone  number,  including  area  code  (704)  386-4103


                                         N/A
      --------------------------------------------------------------------
     (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

INFORMATION  TO  BE  INCLUDED  IN  THE  REPORT

Item.  1.     Not  Applicable

Item.  2.     Effective  September 2, 1998, Bank of America National Association
              USA  ("Bank  of America"), pursuant to the Pooling and Servicing
              Agreement dated as of July 19, 1996 designated additional accounts of Bank of America to be included as Accounts (the
              "Additional Accounts") and conveyed the Receivables of such Additional Accounts, whether now existing or hereafter created, to the BA Master Credit Card Trust (the "Trust").

              On May 3, 1999 Bank of America, pursuant to the Pooling and Servicing Agreement dated as of July 19, 1996 designated additional accounts of Bank of America as Additional Accounts and conveyed the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Trust.

Item.  3.     Not  Applicable

Item.  4.     Not  Applicable

Item 5. On the close of business on March 31, 1999 Bank of America, National Association changed its name to Bank of America, National Association (USA).

Item  6.          Not  Applicable.

Item  7.          Exhibits.

4.1 Assignment No. 3 of Receivables in Additional Accounts dated as of September 2, 1998.

4.2 Assignment No. 4 of Receivables in Additional Accounts dated as of May 3, 1999.

Item.  8.     Not  Applicable

                                         SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                    BANK  OF  AMERICA,
                                     NATIONAL  ASSOCIATION
                                    On behalf of the BA Master Credit Card Trust



                                    By: /s/Jefferson  Z.  Davis
                                        -----------------------
                                    Name:  Jefferson  Z.  Davis
                                    Title:  Vice  President

                                  EXHIBIT INDEX
                                  -------------


4.1 Assignment No. 3 of Receivables in Additional Accounts dated as of September 2, 1998.
4.2     Assignment  No.  4 of Receivables in Additional Accounts dated as of
        May 3,  1999.

                                                                   Exhibit 4.1
                                                                  EXECUTION COPY



             ASSIGNMENT NO. 3 OF RECEIVABLES IN ADDITIONAL ACCOUNTS
             ------------------------------------------------------


          ASSIGNMENT NO. 3 OF RECEIVABLES IN ADDITIONAL ACCOUNTS (this "Assignment"), dated as of September 2, 1998, by and between Bank of America National Association, a national banking association, as Transferor and Servicer ("Bank of America"), and U.S. Bank National Association (formerly known as First Bank National Association) (the "Trustee"), pursuant to the Pooling and Servicing Agreement referred to below.

                                W  I  T  N  E  S  S  E  T  H:
                                ----------------------------

          WHEREAS, Bank of America and the Trustee are parties to the Pooling and Servicing Agreement, dated as of July 19, 1996 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement");

          WHEREAS, pursuant to the Pooling and Servicing Agreement, Bank of America wishes to designate Additional Accounts of Bank of America to be included as Accounts and to convey the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Trust as part of the corpus of the Trust (as each such term is defined in the Pooling and Servicing Agreement); and

          WHEREAS, the Trustee is willing to accept such designation and conveyance subject to the terms and conditions hereof;

          NOW, THEREFORE, Bank of America and the Trustee hereby agree as follows:

          1.     Defined  Terms.  All terms defined in the Pooling and Servicing
                 --------------
Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

     "Addition Cut-Off Date" shall mean, with respect to the Additional Accounts
      ---------------------
transferred  hereby,  August  28,  1998.

     "Addition  Date"  shall  mean,  with  respect  to  the  Additional Accounts
      --------------
transferred  hereby,  September  2,  1998.
      -

     "Notice  Date"  shall  mean,  with  respect  to  the  Additional  Accounts
      ------------
designated hereby, August 18, 1998 (which shall be a date on or prior to the fifth Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.06(a) of the Pooling and Servicing Agreement and the tenth Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.06(b) of the Pooling and Servicing Agreement).

     2.     Designation  of  Additional  Accounts.  Bank  of America does hereby
            -------------------------------------
deliver herewith to the Trustee a computer file or microfiche list containing a true and complete list of each MasterCard and VISA account which was designated on the Addition Cut-Off Date to be an Additional Account (the "Additional Accounts"), such accounts being identified by account number and by the amount of Receivables in such accounts at the beginning of the day on the Addition Cut-Off Date. Such list shall be marked as Schedule 1 to this Assignment and, as of the Addition Date, shall be incorporated into and made a part of this Assignment.

          3.     Conveyance  of  Receivables.
                 ---------------------------

          (a) Bank of America does hereby transfer, assign, set-over and otherwise convey to the Trust for the benefit of the Certificateholders, without recourse on and after the Addition Date, all right, title and interest of Bank of America in and to the Receivables existing as of the close of business on the Addition Cut-Off Date and thereafter created in the Additional Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables) and all proceeds of such Receivables, Insurance Proceeds relating to such Receivables and the proceeds thereof.

          (b) In connection with such transfer, assignment, set-over and conveyance, Bank of America agrees to record and file, at its own expense, financing statements with respect to the Receivables now existing and hereafter created in the Additional Accounts designated hereby (which may be a single financing statement with respect to each location for filing with respect to all such Receivables) for the transfer of accounts as defined in Section 9-106 of the UCC as in effect in the applicable jurisdiction meeting the requirements of applicable state law in such manner and such jurisdictions as are necessary to perfect the assignment of such Receivables to the Trust, and to deliver a file-stamped copy of such financing statements or other evidence of such filing (which may, for purposes of this Section 3, consist of telephone confirmation of such filing) to the Trustee on or prior to the date of this Agreement.

          (c) In connection with such transfer, Bank of America further agrees, at its own expense, on or prior to the date of this Assignment to indicate in its computer files that Receivables created in connection with the Additional Accounts designated hereby have been transferred to the Trust pursuant to this Assignment for the benefit of the Certificateholders.

          (d) If, and to the extent that, the transfer provided hereby is not deemed to be a sale or if for any reason any Receivable is held to be property of Bank of America, then Bank of America hereby grants to the Trustee a first priority perfected security interest in all of Bank of America's right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables existing as of the close of business on the Addition Cut-Off Date and thereafter created in the Additional Accounts, all monies due or to become due with respect to such Receivables (including all Finance Charge Receivables), all proceeds of such Receivables and all Insurance Proceeds relating to such Receivables, and all proceeds of any of the foregoing and, in such case, this Agreement shall constitute a security agreement under applicable law.

          4.     Acceptance  by  Trustee.  The  Trustee  hereby acknowledges its
                 -----------------------
acceptance on behalf of the Trust for the benefit of the Certificateholders of all right, title and interest previously held by Bank of America in and to the Receivables now existing and hereafter created, and declares that it shall maintain such right, title and interest, upon the Trust herein set forth, for the benefit of all Certificateholders.

          5.     Representations  and  Warranties  of  Bank of America.  Bank of
                 -----------------------------------------------------
America  hereby  represents  and  warrants to the Trust as of the Addition Date:

          (a)     Legal  Valid  and  Binding  Obligation.  This  Assignment
                  --------------------------------------
constitutes a legal, valid and binding obligation of Bank of America enforceable against Bank of America in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of national banking associations and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (b)     Eligibility  of  Accounts  and  Receivables.  Each  Additional
                  -------------------------------------------
Account designated hereby is an Eligible Account as of the Addition Cut-Off Date, and each Receivable in such Additional Account is an Eligible Receivable as of the Addition Cut-Off Date.

          (c)     Selection  Procedures.  No  selection  procedures  believed by
                  ---------------------
Bank of America to be materially adverse to the interests of the Investor Certificateholders were utilized in selecting the Additional Accounts designated hereby from the available Eligible Accounts in the Identified Pool.

          (d)     Insolvency.  Bank  of  America  is  not  insolvent  and, after
                  ----------
giving effect to the conveyance set forth in Section 3 of this Assignment, will not be insolvent.

          (e)     Security  Interest.  This Assignment constitutes either: (i) a
                  ------------------
valid transfer and assignment to the Trust of all right, title and interest of Bank of America in and to Receivables existing as of the beginning of the day on the Addition Cut-Off Date, and hereafter created from time to time arising in connection with the Additional Accounts designated hereby, all monies due or to become due with respect to such Receivables (including all Finance Charge Receivables), all amounts received with respect thereto and Insurance Proceeds relating to such Receivables and all proceeds (as defined in the UCC as in effect in the applicable jurisdiction) of any of the foregoing and Insurance Proceeds relating thereto will be held by the Trust free and clear of any Lien of any Person claiming through or under Bank of America or any of its Affiliates, except for (A) Liens permitted under subsection 2.05(b) of the Pooling and Servicing Agreement, (B) the interest of Bank of America as Holder of the Transferor Certificate and (C) Bank of America's right to receive interest accruing on, and investment earnings in respect of, the Finance Charge Account and the Principal Account, or any Series Account as provided in the Pooling and Servicing Agreement and any related Supplement or (ii) a grant of a security interest (as defined in the UCC as in effect in the applicable jurisdiction), in such property to the Trust, which is enforceable with respect to then existing Receivables of the Additional Accounts, all monies due or to become due with respect to such Receivables (including all Finance Charge Receivables), all amounts received with respect thereto and Insurance Proceeds relating to such Receivables and all proceeds (as defined in the UCC as in effect in the applicable jurisdiction) of any of the foregoing upon the conveyance of such Receivables to the Trust, and which will be enforceable with respect to the Receivables thereafter created in respect of Additional Accounts relating to Bank of America conveyed designated hereby, and Insurance Proceeds relating to such Receivables and all proceeds (as defined in the UCC as in effect in the applicable jurisdiction) of any of the foregoing upon such creation; and (iii) if the Assignment constitutes the grant of a security interest to the Trust in such property, upon the filing of the financing statements as described in Section 3 of this Assignment with respect to such Additional Accounts designated hereby and in the case of the Receivables in such Additional Accounts thereafter created, all monies due or to become due with respect to such Receivables (including all Finance Charge Receivables), all amounts received with respect thereto, and Insurance Proceeds relating to such Receivables and all proceeds (as defined in the UCC as in effect in the applicable jurisdiction) of any of the foregoing, upon such creation, the Trust shall have a first priority perfected security interest in such property
(subject to Section 9-306 of the UCC as in effect in the applicable jurisdiction), except for Liens permitted under subsection 2.05(b) of the Pooling and Servicing Agreement

          6.     Conditions  Precedent.  The acceptance by the Trustee set forth
                 ---------------------
in Section 4 and the amendment of the Pooling and Servicing Agreement set forth in Section 7 are subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

          (a)     Officer's  Certificate.  Bank  of America shall have delivered
                  ----------------------
to the Trustee a certificate of a Vice President or more senior officer substantially in the form of Schedule 2 hereto, certifying that (i) all requirements set forth in Section 2.06 of the Pooling and Servicing Agreement for designating Additional Accounts and conveying the Principal Receivables of such Account, whether now existing or hereafter created, have been satisfied and
(ii)  each  of  the  representations  and  warranties made by Bank of America in
Section 5 is true and correct as of the Addition Date. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

          (b)     Opinion  of  Counsel.  Bank of America shall have delivered to
                  --------------------
the Trustee an Opinion of Counsel with respect to the Additional Accounts designated hereby substantially in the form of Exhibit E to the Pooling and Servicing Agreement.

     (c)     Confirmation  from  Rating  Agencies.  Bank  of  America shall have
             ------------------------------------
received notice from Fitch, Moody's and Standard & Poor's that the inclusion of such accounts as Additional Accounts will not result in the reduction or withdrawal of its then existing rating of any Series of Investor Certificates then issued and outstanding.

          (d)     Additional  Information.  Bank of America shall have delivered
                  -----------------------
to the Trustee such information as was reasonably requested by the Trustee to satisfy itself as to the accuracy of the representation and warranty set forth in subsection 5(d) to this Agreement.

          7.     Amendment  of the Pooling and Servicing Agreement.  The Pooling
                 -------------------------------------------------
and Servicing Agreement is hereby amended to provide that all references therein to the "Pooling and Servicing Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Pooling and Servicing Agreement as supplemented by this Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions to the Pooling and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provisions of the Pooling and Servicing Agreement.

          8.     Counterparts.  This  Assignment  may be executed in two or more
                 ------------
counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          9.     Governing  Law.  This  Agreement  shall  be  governed  by  and
                 --------------
construed in accordance with the laws of the State of New York, without regard to its conflict of law provisions.

     IN WITNESS WHEREOF, the undersigned have caused this Assignment of Receivables in Additional Accounts to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                          BANK  OF  AMERICA  NATIONAL
                                      ASSOCIATION (USA) (as successor to Bank of
                                      America National Association),
                                      as  Transferor  and  Servicer


                                      By:  /s/Margaret  A.  Sprude
                                           -------------------------
                                      Name:   Margaret  A.  Sprude
                                      Title:  Chief  Financial  Officer  and
                                              Senior  Vice  President

                                      U.S.  BANK  NATIONAL  ASSOCIATION
                                      (formerly known as First Bank National
                                      Association), as  Trustee


                                      By:  /s/Lynn  M.  Steiner
                                           ----------------------
                                      Name:   Lynn  M.  Steiner
                                      Title:  Vice  President








   [Signature Page to Assignment No. 3 of Receivables in Additional Accounts]

                                                                     Exhibit 4.2
                                                                  EXECUTION COPY


             ASSIGNMENT NO. 4 OF RECEIVABLES IN ADDITIONAL ACCOUNTS
             ------------------------------------------------------


          ASSIGNMENT NO. 4 OF RECEIVABLES IN ADDITIONAL ACCOUNTS (this "Assignment"), dated as of May 3, 1999, by and between Bank of America National Association (USA) (as successor to Bank of America National Association), a national banking association, as Transferor and Servicer ("Bank of America"), and U.S. Bank National Association (formerly known as First Bank National Association) (the "Trustee"), pursuant to the Pooling and Servicing Agreement referred to below.

                          W  I  T  N  E  S  S  E  T  H:
                          ----------------------------

          WHEREAS, Bank of America and the Trustee are parties to the Pooling and Servicing Agreement, dated as of July 19, 1996 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement");

          WHEREAS, pursuant to the Pooling and Servicing Agreement, Bank of America wishes to designate Additional Accounts of Bank of America to be included as Accounts and to convey the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Trust as part of the corpus of the Trust (as each such term is defined in the Pooling and Servicing Agreement); and

          WHEREAS, the Trustee is willing to accept such designation and conveyance subject to the terms and conditions hereof;

          NOW, THEREFORE, Bank of America and the Trustee hereby agree as follows:

          1.     Defined  Terms.  All terms defined in the Pooling and Servicing
                 --------------
Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

     "Addition Cut-Off Date" shall mean, with respect to the Additional Accounts
      ---------------------
transferred  hereby,  April  30,  1999.

     "Addition  Date"  shall  mean,  with  respect  to  the  Additional Accounts
      --------------
transferred  hereby,  May  3,  1999.
      -

     "Notice  Date"  shall  mean,  with  respect  to  the  Additional  Accounts
      ------------
designated hereby, April 16, 1999 (which shall be a date on or prior to the fifth Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.06(a) of the Pooling and Servicing Agreement and the tenth Business Day prior to the Addition Date with respect to additions pursuant to subsection 2.06(b) of the Pooling and Servicing Agreement).

     2.     Designation  of  Additional  Accounts.  Bank  of America does hereby
            -------------------------------------
deliver herewith to the Trustee a computer file or microfiche list containing a true and complete list of each MasterCard and VISA account which was designated on the Addition Cut-Off Date to be an Additional Account (the "Additional Accounts"), such accounts being identified by account number and by the amount of Receivables in such accounts at the beginning of the day on the Addition Cut-Off Date. Such list shall be marked as Schedule 1 to this Assignment and, as of the Addition Date, shall be incorporated into and made a part of this Assignment.

          3.     Conveyance  of  Receivables.
                 ---------------------------

          (a) Bank of America does hereby transfer, assign, set-over and otherwise convey to the Trustee for the benefit of the Certificateholders, without recourse on and after the Addition Date, all right, title and interest of Bank of America in and to the Receivables existing as of the close of business on the Addition Cut-Off Date and thereafter created in the Additional Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables) and all proceeds of such Receivables, Insurance Proceeds relating to such Receivables and the proceeds thereof.

          (b) In connection with such transfer, assignment, set-over and conveyance, Bank of America agrees to record and file, at its own expense, financing statements with respect to the Receivables now existing and hereafter created in the Additional Accounts designated hereby (which may be a single financing statement with respect to each location for filing with respect to all such Receivables) for the transfer of accounts as defined in Section 9-106 of the UCC as in effect in the applicable jurisdiction meeting the requirements of applicable state law in such manner and such jurisdictions as are necessary to perfect the assignment of such Receivables to the Trustee, and to deliver a file-stamped copy of such financing statements or other evidence of such filing (which may, for purposes of this Section 3, consist of telephone confirmation of such filing) to the Trustee on or prior to the date of this Agreement.

          (c) In connection with such transfer, Bank of America further agrees, at its own expense, on or prior to the date of this Assignment to indicate in its computer files that Receivables created in connection with the Additional Accounts designated hereby have been transferred to the Trust pursuant to this Assignment for the benefit of the Certificateholders.

          (d) If, and to the extent that, the transfer provided hereby is not deemed to be a sale or if for any reason any Receivable is held to be property of Bank of America, then Bank of America hereby grants to the Trustee a first priority perfected security interest in all of Bank of America's right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables existing as of the close of business on the Addition Cut-Off Date and thereafter created in the Additional Accounts, all monies due or to become due with respect to such Receivables (including all Finance Charge Receivables), all proceeds of such Receivables and all Insurance Proceeds relating to such Receivables, and all proceeds of any of the foregoing and, in such case, this Agreement shall constitute a security agreement under applicable law.

          4.     Acceptance  by  Trustee.  The  Trustee  hereby acknowledges its
                 -----------------------
acceptance on behalf of the Trust for the benefit of the Certificateholders of all right, title and interest previously held by Bank of America in and to the Receivables now existing and hereafter created, and declares that it shall maintain such right, title and interest, upon the Trust herein set forth, for the benefit of all Certificateholders.

          5.     Representations  and  Warranties  of  Bank of America.  Bank of
                 -----------------------------------------------------
America  hereby  represents  and  warrants to the Trust as of the Addition Date:

          (a)     Legal  Valid  and  Binding  Obligation.  This  Assignment
                  --------------------------------------
constitutes a legal, valid and binding obligation of Bank of America enforceable against Bank of America in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of national banking associations and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (b)     Eligibility  of  Accounts  and  Receivables.  Each  Additional
                  -------------------------------------------
Account designated hereby is an Eligible Account as of the Addition Cut-Off Date, and each Receivable in such Additional Account is an Eligible Receivable as of the Addition Cut-Off Date.

          (c)     Selection  Procedures.  No  selection  procedures  believed by
                  ---------------------
Bank of America to be materially adverse to the interests of the Investor Certificateholders were utilized in selecting the Additional Accounts designated hereby from the available Eligible Accounts in the Identified Pool.

          (d)     Insolvency.  Bank  of  America  is  not  insolvent  and, after
                  ----------
giving effect to the conveyance set forth in Section 3 of this Assignment, will not be insolvent.

          (e)     Security  Interest.  This Assignment constitutes either: (i) a
                  ------------------
valid transfer and assignment to the Trust of all right, title and interest of Bank of America in and to Receivables existing as of the beginning of the day on the Addition Cut-Off Date, and hereafter created from time to time arising in connection with the Additional Accounts designated hereby, all monies due or to become due with respect to such Receivables (including all Finance Charge Receivables), all amounts received with respect thereto and Insurance Proceeds relating to such Receivables and all proceeds (as defined in the UCC as in effect in the applicable jurisdiction) of any of the foregoing and Insurance Proceeds relating thereto will be held by the Trust free and clear of any Lien of any Person claiming through or under Bank of America or any of its Affiliates, except for (A) Liens permitted under subsection 2.05(b) of the Pooling and Servicing Agreement, (B) the interest of Bank of America as Holder of the Transferor Certificate and (C) Bank of America's right to receive interest accruing on, and investment earnings in respect of, the Finance Charge Account and the Principal Account, or any Series Account as provided in the Pooling and Servicing Agreement and any related Supplement or (ii) a grant of a security interest (as defined in the UCC as in effect in the applicable jurisdiction), in such property to the Trust, which is enforceable with respect to then existing Receivables of the Additional Accounts, all monies due or to become due with respect to such Receivables (including all Finance Charge Receivables), all amounts received with respect thereto and Insurance Proceeds relating to such Receivables and all proceeds (as defined in the UCC as in effect in the applicable jurisdiction) of any of the foregoing upon the conveyance of such Receivables to the Trust, and which will be enforceable with respect to the Receivables thereafter created in respect of Additional Accounts relating to Bank of America conveyed designated hereby, and Insurance Proceeds relating to such Receivables and all proceeds (as defined in the UCC as in effect in the applicable jurisdiction) of any of the foregoing upon such creation; and (iii) if the Assignment constitutes the grant of a security interest to the Trust in such property, upon the filing of the financing statements as described in Section 3 of this Assignment with respect to such Additional Accounts designated hereby and in the case of the Receivables in such Additional Accounts thereafter created, all monies due or to become due with respect to such Receivables (including all Finance Charge Receivables), all amounts received with respect thereto, and Insurance Proceeds relating to such Receivables and all proceeds (as defined in the UCC as in effect in the applicable jurisdiction) of any of the foregoing, upon such creation, the Trust shall have a first priority perfected security interest in such property
(subject to Section 9-306 of the UCC as in effect in the applicable jurisdiction), except for Liens permitted under subsection 2.05(b) of the Pooling and Servicing Agreement

          6.     Conditions  Precedent.  The acceptance by the Trustee set forth
                 ---------------------
in Section 4 and the amendment of the Pooling and Servicing Agreement set forth in Section 7 are subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

          (a)     Officer's  Certificate.  Bank  of America shall have delivered
                  ----------------------
to the Trustee a certificate of a Vice President or more senior officer substantially in the form of Schedule 2 hereto, certifying that (i) all requirements set forth in Section 2.06 of the Pooling and Servicing Agreement for designating Additional Accounts and conveying the Principal Receivables of such Account, whether now existing or hereafter created, have been satisfied and
(ii)  each  of  the  representations  and  warranties made by Bank of America in
Section 5 is true and correct as of the Addition Date. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

          (b)     Opinion  of  Counsel.  Bank of America shall have delivered to
                  --------------------
the Trustee an Opinion of Counsel with respect to the Additional Accounts designated hereby substantially in the form of Exhibit E to the Pooling and Servicing Agreement.

     (c)     Confirmation  from  Rating  Agencies.  Bank  of  America shall have
             ------------------------------------
received notice from Fitch, Moody's and Standard & Poor's that the inclusion of such accounts as Additional Accounts will not result in the reduction or withdrawal of its then existing rating of any Series of Investor Certificates then issued and outstanding.

          (d)     Additional  Information.  Bank of America shall have delivered
                  -----------------------
to the Trustee such information as was reasonably requested by the Trustee to satisfy itself as to the accuracy of the representation and warranty set forth in subsection 5(d) to this Agreement.

          7.     Amendment  of the Pooling and Servicing Agreement.  The Pooling
                 -------------------------------------------------
and Servicing Agreement is hereby amended to provide that all references therein to the "Pooling and Servicing Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Pooling and Servicing Agreement as supplemented by this Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions to the Pooling and Servicing Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provisions of the Pooling and Servicing Agreement.

          8.     Counterparts.  This  Assignment  may be executed in two or more
                 ------------
counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          9.     Governing  Law.  This  Agreement  shall  be  governed  by  and
                 --------------
construed in accordance with the laws of the State of New York, without regard to its conflict of law provisions.

     IN WITNESS WHEREOF, the undersigned have caused this Assignment of Receivables in Additional Accounts to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                        BANK  OF  AMERICA  NATIONAL
                                         ASSOCIATION (USA)(as successor to Bank
                                         of America National Association),
                                         as  Transferor  and  Servicer


                                         By:  /s/Margaret A. Sprude
                                              -------------------------
                                         Name:   Margaret A. Sprude
                                         Title:  Chief Financial Officer and
                                                 Senior Vice President

                                         U.S. BANK NATIONAL ASSOCIATION
                                         (formerly known as First Bank National
                                         Association), as Trustee


                                         By:  /s/Lynn M. Steiner
                                              ------------------
                                         Name:   Lynn M. Steiner
                                         Title:  Vice President







   [Signature Page to Assignment No. 4 of Receivables in Additional Accounts]